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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 1995



                              COLLAGEN CORPORATION
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




        0-10640                                           94-2300486
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(Commission File Number)                       (IRS Employer Identification No.)




2500 Faber Place, Palo Alto, CA                                         94303
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:        (415) 856-0200
                                                    ----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 2.          Acquisition or Disposition of Assets.

         On August 22, 1995, Collagen Corporation (the "Registrant") entered into a Stock Purchase Agreement (the "Agreement") with certain of the stockholders of LipoMatrix, Incorporated ("LipoMatrix"), pursuant to which the Registrant will acquire from such stockholders, subject to certain terms and conditions, approximately 50% of the outstanding securities of LipoMatrix on a fully diluted basis. This purchase will increase the Registrant's ownership in LipoMatrix from approximately 40% to approximately 90% of the outstanding securities on a fully diluted basis. The Registrant will pay an aggregate purchase price of approximately $18 million in cash to the selling LipoMatrix stockholders at the closing of the transaction in January 1996. The Registrant intends to finance this purchase price by selling additional shares from its holdings of Target Therapeutics, Inc. capital stock and/or by borrowing funds, as needed, under its existing or other credit facility.

         LipoMatrix manufactures the Trilucent(TM) Breast Implant ("Trilucent Implant"), the world's first commercially available vegetable triglyceride-filled mammary implant. As an adjunct to this product, LipoMatrix has also developed the Vigilance(TM) Implant Identification System, a transponder-based product that is a tiny microchip embedded in the Trilucent Implant as an aid to global registration, tracking, adverse event reporting and post-market surveillance. The Registrant currently holds the marketing rights for Trilucent Implant in most of continental Europe, Australia, Canada, New Zealand and the United States.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Acquired Business.

         As it is impracticable to provide the required financial statements with respect to the business acquired at the time that this report is filed, such financial statements will be filed as soon as they become available and in any event not later than November 6, 1995.

(b)      Pro Forma Financial Statements.

         As it is impracticable to provide the required pro forma financial statements with respect to the business acquired at the time that this report is filed, such financial statements will be filed as soon as they become available and in any event not later than November 6, 1995.

(c)      Exhibits.

         2.1 Stock Purchase Agreement dated August 22, 1995 between the Registrant and certain stockholders of LipoMatrix, Incorporated.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                COLLAGEN CORPORATION
                                (Registrant)



Dated: September 6, 1995        By: /s/ David Foster
                                    --------------------------------------------
                                    David Foster
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)





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                               INDEX TO EXHIBITS




(c)      Exhibits.


2.1 Stock Purchase Agreement dated August 22, 1995 between the Registrant and certain stockholders of LipoMatrix, Incorporated.